UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2024

DOVER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange
1.250% Notes due 2026	DOV 26	New York Stock Exchange
0.750% Notes due 2027	DOV 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On April 4, 2024, Dover Corporation (the “Company”) entered into a $500 million 364-day revolving credit facility with a syndicate of twelve banks (the “Lenders”), pursuant to a 364-Day Revolving Credit Agreement dated as of April 4, 2024 (the “364-Day Credit Agreement”) among the Company, the Lenders, and JPMorgan Chase Bank, N.A. as Administrative Agent (the “Agent”). The 364-Day Credit Agreement is intended to be used for working capital and general corporate purposes, as well as to repay other debt of the Company. The 364-Day Credit Agreement replaced the Company’s existing $500 million 364-day revolving credit facility dated as of April 6, 2023, which expired on April 4, 2024.

The Lenders’ commitments under the 364-Day Credit Agreement will terminate, and the loans under it will mature, on April 3, 2025. The Company may elect to extend the maturity date of any loans under the 364-Day Credit Agreement for one year to April 3, 2026, so long as certain conditions are met, including that representations and warranties of the Company continue to be true and correct and that no event of default has occurred and is continuing.

The Company has customary corporate and commercial banking relationships with the Lenders and the Agent.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the 364-Day Credit Agreement, which will be filed as an exhibit in the Company’s next Quarterly Report on Form 10-Q for the quarter ended March 31, 2024.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2024	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary